UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2014

All in Blind, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-187704	45-2990161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

15765 Imperial Highway, La Mirada, CA 90638

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (562) 943-8885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On January 15, 2014, All in Blind, Inc. (“Blind”) entered into an exchange agreement with SDSP Soccer Marketing, Inc. to exchange 12,000,000 shares of Blind in exchange for 100% of the issued and outstanding shares of SDSP Soccer Marketing, Inc.  At the closing of the Exchange Agreement (which is contingent upon a 80% reconfirmation vote under Rule 419), SDSP Soccer Marketing, Inc. will become a wholly-owned subsidiary of Blind and Blind will acquire the business and operations of SDSP Soccer Marketing, Inc.  The Exchange Agreement contains customary representations, warranties, and conditions and is attached as an exhibit hereto.

Exhibits

No.

Exhibits

2

Exchange Agreement  - SDSP Soccer Marketing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2014

All in Blind, Inc.

By: /s/ Adri Chimberoff

Adri Chimberoff, President and Chief Executive Officer

EXHIBIT INDEX

Exhibits

No.

Exhibits

2

Exchange Agreement  - SDSP Soccer Marketing, Inc.